UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2024

SCWORX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(844) 472-9679

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WORX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Financing Transaction

On April 12, 2024, SCWorx Corp. (the “Registrant”) issued a secured promissory note in the face amount of $330,000, in exchange for which it received cash in the amount of $300,000 (“Note”). In addition to the original issue discount of $30,000, the note bears interest at the rate of 5% per annum, is due and payable May 10, 2024 and is secured by all the Registrant’s assets.

Item 8.01 Other

Additional Proposed Financing

In connection with the issuance of the Note referenced under Item 1.01, the Registrant entered into a non-binding term sheet (“Term Sheet”) with the institutional investor that purchased the Note for a more substantial financing transaction (the “Term Sheet Financing”).

It is anticipated that the Note will be paid out of any proceeds of the anticipated Term Sheet Financing, which financing is subject to the negotiation, execution and delivery of definitive documents by the parties, and there is no assurance that such transaction will be consummated on terms acceptable to the Registrant or at all.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2024, the Nasdaq Stock Market notified the Registrant that it has failed to satisfy a a standard for continued listing, namely Nasdaq Listing Rule 5250(c)(1), because the Registrant did not file its Annual Report on Form 10-K by the extended due date of April 15, 2024. The Registrant is working with its independent registered public accounting firm to complete the audit of its financial statements as expeditiously as possible, following which the Registrant will promptly file its Annual Report on Form 10-K. The Registrant intends to notify the Nasdaq of this plan to rectify the existing filing deficiency.

Item 8.01 Other

Payment of Arbitration Award

As previously disclosed, the Registrant is indebted to a vendor pursuant to an arbitration award in the amount of approximately $462,000. The vendor has since obtained a judgment in the amount of approximately $502,000 (including interest). The Registrant has agreed to pay the amount of the judgment to the vendor out of capital raised, in exchange for which the vendor has agreed not to enforce its judgment for thirty days (until May 12, 2024). The Registrant intends to pay the amount of the judgment out of the proceeds from the capital raise contemplated by the Term Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2024

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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